Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2013
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents
Cash and Cash Equivalents
As of December 31, 2013, cash and cash equivalents include cash due from the FRB of $2,181,463 and cash due from depository institutions of $1,402. As of December 31, 2012, cash and cash equivalents include cash due from the FRB of $1,597,422, and cash due from depository institutions of $1,660. As of December 31, 2013 and 2012, we had no outstanding cash equivalents.
In 2010, the FRB introduced the Term Deposit Facility to facilitate the conduct of monetary policy by providing a tool that may be used to manage the aggregate quantity of reserve balances held by depository institutions. Under this program the FRB accepts deposits for a stated maturity at a rate of interest determined via auction. The funds are removed from the accounts of participating institutions for the life of the term deposit. We participated in these auctions in 2013 and 2012, resulting in interest income of $813 and $77, respectively. As of December 31, 2013 and 2012, no funds were on deposit with the FRB under this program.
We are required to maintain average reserve balances with the FRB based on a percentage of deposits. The average amounts of those reserves for the years ended December 31, 2013 and 2012 were $1,548 and $2,614, respectively.